UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 2, 2006 (September 26, 2006)
PAR PHARMACEUTICAL COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	File Number 1-10827 (Commission File Number)	22-3122182 (IRS Employer Identification No.)

300 Tice Boulevard, Woodcliff Lake, New Jersey (Address of principal executive offices)	07677 (Zip Code)
Registrant’s telephone number, including area code: (201) 802-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Par Pharmaceutical Companies, Inc. (the “Company”) announced on September 26, 2006 that the Board of Directors of the Company (the “Board”) had named Patrick G. LePore as its president and chief executive officer and John D. Abernathy, currently a director, as its non-executive chairman, effective immediately. The Company also announced that, at the request of the Board, Mark Auerbach and Scott Tarriff have stepped down as executive chairman and as president and chief executive officer, respectively, of the Company as of September 26, 2006.
Mr. LePore, age 51, has been a member of the Board since May 2006. From 1984 until 2002, Mr. LePore worked at BLP Group Companies (“BLP”), where as president and chief executive officer he developed and directed that company’s growth from its infancy into a full service medical communications/education company, culminating in its initial public offering in 1997 and eventual sale to Cardinal Health, Inc. (“Cardinal”) in 2002. From 2002 to 2005, Mr. LePore served at Cardinal, where as president of the healthcare marketing group he was responsible for the integration of BLP into Cardinal and maintaining overall responsibility for business unit performance. Since 2005, Mr. LePore has worked with several private equity firms.
It is anticipated that the Company and Mr. LePore will enter into an employment agreement in the near future. The employment agreement is expected to have a term of one year, and to entitle Mr. LePore to a base salary of approximately $620,400 plus a bonus at the election of the Board, approximately 35,000 shares of restricted stock of the Company and options to purchase approximately 120,000 shares of the Company’s common stock.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
     The following exhibit is furnished herewith:

Exhibit
Number	Description
99	Press Release, dated September 26, 2006.
Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the extent and impact of the accounting issues and restatement discussed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 6, 2006, July 24, 2006, August 28, 2006 and September 6, 2006, as well the risks and uncertainties discussed from time to time in other of the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR PHARMACEUTICAL COMPANIES, INC. (Registrant)
Date: October 2, 2006
/s/ Thomas Haughey
	Name:	Thomas Haughey
	Title:	Executive Vice President and General Counsel

Exhibit Index

Exhibit
Number	Description
99	Press Release, dated September 26, 2006.